                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 333-36910, 333-36912, 333-36914, 333-36918, 333-36934, 333-40904, 333-63012 and
333-63022 of T/R Systems, Inc. on Form S-8 of our report dated March 3, 2003, appearing in the Annual Report on Form 10-K of T/R Systems, Inc. for the year ended January 31, 2003.



/s/ DELOITTE & TOUCHE LLP


Atlanta, GA
April 17, 2003